UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2004

SUFFOLK BANCORP

(Exact name of registrant as specified in its charter)

New York	0-13580	11-2708279
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4 West Second Street, Riverhead, New York	11901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 727-5667

N/A

(Former name or former address, if changed since last report)

Item 5	Other Events and Required FD Disclosure.

Attached as an exhibit is the Company’s press release titled “Suffolk Bancorp Elects Thomas S. Kohlmann Vice Chairman”, dated June 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUFFOLK BANCORP

By:	/s/ DOUGLAS IAN SHAW
Vice President & Corporate Secretary

Dated July 1, 2004

EXHIBIT INDEX

99.1	Press release titled “Suffolk Bancorp Elects Thomas S. Kohlmann Vice Chairman”, dated June 30, 2004.